Exhibit 99.1

NEWS

CONTACT:	Brian J. Richardson
UNIVEST FINANCIAL CORPORATION
Chief Financial Officer
215-721-2446, richardsonb@univest.net

FOR IMMEDIATE RELEASE

UNIVEST FINANCIAL CORPORATION ANNOUNCES PRICING OF $50.0 MILLION SUBORDINATED NOTES OFFERING

SOUDERTON, Pa., November 7, 2022 — Univest Financial Corporation (“Univest”) (NASDAQ: UVSP), parent company of Univest Bank and Trust Co. and its insurance, investments and equipment financing subsidiaries, announced that it has priced an underwritten public offering of $50.0 million aggregate principal amount of its 7.25% Fixed-to-Floating Rate Subordinated Notes due 2032 (the “Notes”).

The Notes bear interest at an initial rate of 7.25% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2023. The last interest payment date for the fixed rate period will be November 15, 2027. From and including November 15, 2027 to, but excluding November 15, 2032 or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to the Benchmark rate (which is expected to be Three-Month Term SOFR), each as defined in and subject to the provisions of the First Supplemental Indenture, plus 309.8 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on February 15, 2028. Notwithstanding the foregoing, if the Benchmark rate is less than zero, the Benchmark rate will be deemed to be zero.

U.S. Bancorp Investments, Inc. is acting as the sole book-running manager and Keefe, Bruyette & Woods, A Stifel Company and PNC Capital Markets LLC are acting as co-managers for the offering.

Univest expects to close the transaction, subject to customary closing conditions, on or about November 15, 2022. Univest estimates that the net proceeds from this offering will be approximately $49.0 million, after deducting the underwriting discount and estimated offering expenses, and expects to use the net proceeds for general corporate purposes.

Additional Information Regarding the Offering

This press release does not constitute an offer to sell or a solicitation of an offer to buy the Notes, nor shall there be any sale of the securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Notes being offered have not been approved or disapproved by any regulatory authority, nor has any such authority passed upon the accuracy or adequacy of the prospectus supplement or the shelf registration statement or prospectus relating thereto.

The offering will be made only by means of a prospectus supplement and accompanying base prospectus. Univest Financial Corporation has filed a registration statement (File No. 333-253668) and a preliminary prospectus supplement to the prospectus contained in the registration statement with the U.S. Securities and Exchange Commission (the “SEC”) for the Notes to which this communication relates and will file a final prospectus supplement relating to the Notes. Prospective investors should read the prospectus supplement and base prospectus in the registration statement and other documents Univest Financial Corporation has filed or will file with the SEC for more complete information about Univest Financial Corporation and the offering. You may obtain these documents for free by visiting EDGAR on the SEC’s website at http://www.sec.gov. Electronic copies of the preliminary prospectus supplement and the accompanying base prospectus may be obtained by contacting U.S. Bancorp Investments, Inc. by telephone at 1-877-558-2607.

About Univest Financial Corporation

Univest Financial Corporation (UVSP), including its wholly-owned subsidiary Univest Bank and Trust Co., Member FDIC, has approximately $6.9 billion in assets and $4.0 billion in assets under management and supervision through its Wealth Management lines of business at September 30, 2022. Headquartered in Souderton, Pa. and founded in 1876, the Corporation and its subsidiaries provide a full range of financial solutions for individuals, businesses, municipalities and nonprofit organizations primarily in the Mid-Atlantic Region. Univest delivers these services through a network of more than 50 offices and online at www.univest.net.

Forward-Looking Statements

This press release of Univest and the reports Univest files with the SEC may contain “forward-looking statements.” When used or incorporated by reference in disclosure documents, the words “believe,” “anticipate,” “estimate,” “expect,” “project,” “target,” “goal” and similar expressions are intended to identify forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934. These forward-looking statements include but are not limited to: statements of our goals, intentions and expectations; statements regarding our business plans, prospects, growth and operating strategies; statements regarding the quality of our loan and investment portfolios; and estimates of our risks and future costs and benefits. These forward-looking statements are based on current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond our control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including but not limited to those set forth below:

•	Operating, legal and regulatory risks;

•	Economic, political and competitive forces;

•

General economic conditions, either nationally or in our market areas, that are worse than expected including as a result of employment levels and labor shortages, and the effects of inflation, a potential recession or slowed economic growth caused by supply chain disruptions or otherwise;

•	Legislative, regulatory and accounting changes;

•	Demand for our financial products and services in our market area;

•

Major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, including the current coronavirus (COVID-19) pandemic, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies;

•	Inflation or volatility in interest rates that reduce our margins and yields, the fair value of financial instruments or our level of loan originations or prepayments on loans we have made and make;

•	Fluctuations in real estate values in our market area;

•	The composition and credit quality of our loan and investment portfolios;

•	Changes in the level and direction of loan delinquencies, classified and criticized loans and charge-offs and changes in estimates of the adequacy of the allowance for credit losses;

•	Changes in the economic assumptions utilized to calculate the allowance for credit losses;

•	Our ability to access cost-effective funding;

•	Our ability to implement our business strategies;

•	Our ability to manage market risk, credit risk and operational risk;

•	Timing and amount of revenue and expenditures;

•	Adverse changes in the securities markets;

•	The anticipated impact of any military conflict, terrorist act or other geopolitical acts;

•	Our ability to enter new markets successfully and capitalize on growth opportunities;

•	Competition for loans, deposits and employees;

•	System failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers;

•	The failure to maintain current technologies and/or to successfully implement future information technology enhancements;

•	Our ability to retain key employees;

•	Other risks and uncertainties, including those occurring in the U.S. and world financial systems; and

•	The risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected or projected. These and other risk factors are more fully described in the Univest Annual Report on Form 10-K for the year ended December 31, 2021 under the section entitled “Item 1A—Risk Factors,” and from time to time in other filings made by Univest with the SEC. These forward-looking statements speak only at the date of this press release. Univest expressly disclaims any obligation to publicly release any updates or revisions to reflect any change in Univest’s expectations with regard to any change in events, conditions or circumstances on which any such statement is based.